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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              ARIEL INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Contents
   1. Shareholder Message
   2. Questions and Answers
   3. Notice of Special Meeting
   4. Proxy Statement
   5. Appendices
         a. Eligible Votes, Trustees, Officers and Affiliates and Large Shareholders
         b. Plan of Liquidation and Termination
   6. Proxy Card

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                                 ARIEL MUTUAL FUNDS

    ARIEL PREMIER GROWTH FUND, SUB-ADVISED BY LINCOLN EQUITY MANAGEMENT, LLC

                                                                December 1, 2004

DEAR FELLOW SHAREHOLDER:

A special meeting of shareholders of both classes of the Ariel Premier Growth Fund (the "Fund"), the large cap growth fund sub-advised by Lincoln Equity Management, LLC, will take place on January 14, 2005, and we are asking for your participation. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by Internet, by telephone, or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

THE FUND HAS ONE PROPOSAL UP FOR A VOTE. SHAREHOLDERS OF BOTH THE INVESTOR CLASS AND THE INSTITUTIONAL CLASS OF THE ARIEL PREMIER GROWTH FUND ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING ITEM:

1. Approval of the liquidation and dissolution of the Ariel Premier Growth Fund pursuant to a plan of liquidation and termination.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVING THE PROPOSAL.

ARIEL FUND AND ARIEL APPRECIATION FUND, MANAGED BY ARIEL FOUNDER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--JOHN W. ROGERS, JR.--REMAIN OPEN AND UNAFFECTED BY THIS PROPOSAL.

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. Your prompt response will mean that you can avoid receiving follow-up phone calls or mailings. Voting by Internet or telephone is faster and makes it easier for the Fund to process your vote. Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote prior to the shareholder meeting on January 14, 2005.

We thank you for your time and attention to this important matter.

Sincerely,

/s/ Merrillyn J. Kosier

Merrillyn J. Kosier
Vice President and Trustee

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QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

WHAT ARE YOU VOTING ON?

The Ariel Premier Growth Fund (the "Fund"), sub-advised by Lincoln Equity Management, LLC ("Lincoln Equity") is asking all of its shareholders to vote on one proposal: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO A PLAN OF LIQUIDATION AND TERMINATION.

MORE INFORMATION ABOUT THE PROPOSAL

THE FOLLOWING TELLS YOU MORE ABOUT THE PROPOSAL AND SUMMARIZES THE MAIN REASONS THAT THE BOARD OF TRUSTEES BELIEVE THE PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS.

WHY ARE YOU BEING ASKED TO APPROVE THE LIQUIDATION OF ARIEL PREMIER GROWTH FUND?

Lincoln Equity Management, LLC, the sub-adviser to Ariel Premier Growth Fund, informed Ariel Capital Management, LLC ("Adviser"), the Adviser to the Fund, and the Board of Trustees of the Ariel Investment Trust (the "Board" or the "Trustees") that it intends to cease operations. The Adviser and the Trustees carefully considered a number of alternatives including finding a replacement sub-adviser; having the Adviser assume the management of the Ariel Premier Growth Fund; and merging the Fund into another Ariel Mutual Fund. The Adviser and the Trustees determined that it was in the best interests of the shareholders to liquidate Ariel Premier Growth Fund.

HAVE THE TRUSTEES APPROVED THE PROPOSAL?

Yes. The Trustees, including all of the Independent Trustees, unanimously approved the proposal on November 15, 2004 and recommend that you vote to approve it.

DID THE BOARD CONSIDER MERGING ARIEL PREMIER GROWTH FUND INTO ANOTHER ARIEL MUTUAL FUND?

The Trustees considered this option, but Ariel Capital Management, LLC does not have another fund with similar investment objectives. As such, the Board did not consider a merger with another Ariel Mutual Fund to be a viable option.

DOES THIS PROPOSAL AFFECT ARIEL FUND AND ARIEL APPRECIATION FUND?

NO. ARIEL FUND AND ARIEL APPRECIATION FUND, MANAGED BY ARIEL FOUNDER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--JOHN W. ROGERS, JR.--REMAIN OPEN AND UNAFFECTED BY THIS ANNOUNCEMENT.

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IS ARIEL PREMIER GROWTH FUND ACCEPTING NEW PURCHASES?

No. Ariel Premier Growth Fund is now closed to new investments. Any purchases designated for Ariel Premier Growth Fund will be returned to the investor.

WHAT ARE THE INCOME TAX CONSEQUENCES OF A LIQUIDATION OF ARIEL PREMIER GROWTH FUND?

Like a redemption or exchange of Fund shares, the liquidation of Ariel Premier Growth Fund will be a taxable event for shareholders of the Fund whether you elect to have the liquidation proceeds paid to you in cash or reinvested in another Ariel Mutual Fund. You should consult your tax advisor to determine the potential impact of the liquidation of Ariel Premier Growth Fund.

WHAT HAPPENS TO IRA OR OTHER RETIREMENT ACCOUNTS, SINCE THOSE HAVE TAX-DEFERRED STATUS?

To maintain the tax-deferred status of your IRAs, Roth IRAs; SEPs or SARSEPs; Coverdell Education Savings Accounts; custodial accounts; or certain other retirement plan accounts, you must transfer your assets directly into another similar retirement account. You may either exchange your retirement account into another Ariel Mutual Fund or initiate transfer instructions to another custodian prior to the liquidation date of the Fund. UNLESS OTHERWISE INSTRUCTED, SHARES HELD IN THE ACCOUNTS DESCRIBED ABOVE WILL BE EXCHANGED ON THE LIQUIDATION DATE FOR SHARES IN SSGA MONEY MARKET FUND. INVESTORS CAN THEN ACCESS THEIR ACCOUNT FROM THE SSGA MONEY MARKET FUND. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR SSGA MONEY MARKET FUND BY CALLING 1-800-292-7435. ALL INVESTORS WHO HAVE THEIR FUND SHARES EXCHANGED FOR SHARES OF SSGA MONEY MARKET FUND ON THE LIQUIDATION DATE WILL AUTOMATICALLY RECEIVE A COPY OF THE PROSPECTUS FOR SSGA MONEY MARKET FUND. Please consult your tax advisor for information about your individual situation.

WILL ARIEL PREMIER GROWTH FUND DECLARE A CAPITAL GAINS DISTRIBUTION IN 2004?

No. The Ariel Premier Growth Fund had no capital gains to distribute in 2004.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each share you own of each class of Ariel Premier Growth Fund on the record date, and each fractional share is entitled to a proportionate share of one vote. The record date is November 15, 2004.

SHOULD I STILL VOTE EVEN IF I REDEEM OR EXCHANGE MY SHARES AFTER NOVEMBER 15?

Yes. The votes of all shares owned as of November 15, 2004 will be counted to determine whether the proposal to liquidate Ariel Premier Growth Fund is approved by the shareholders. Your vote will help us reach the total required to approve the liquidation.

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MAY I ACCESS MY ARIEL PREMIER GROWTH FUND ACCOUNT RIGHT AWAY?

Yes, shareholders may access their investment in Ariel Premier Growth Fund immediately. There are several ways to do this:

     - Exchange shares of Ariel Premier Growth Fund into Ariel Fund, Ariel Appreciation Fund or Ariel Premier Bond Fund.
     - Redeem shares of Ariel Premier Growth Fund and have the proceeds sent to your address of record.
     - Wait until the Ariel Premier Growth Fund liquidation is complete. IF YOU WAIT UNTIL THE LIQUIDATION IS COMPLETED, YOU WILL RECEIVE A CHECK ISSUED FOR THE VALUE OF YOUR ACCOUNT ON THE LIQUIDATION DATE, MAILED TO YOUR ADDRESS OF RECORD. FOR IRA ACCOUNTS, SEE THE QUESTION ABOVE.

Shareholders may exchange or redeem their Fund shares prior to the close of business on January 13, 2005. Redemptions and exchanges are taxable events and are subject to the terms of the Funds' prospectus.

WHAT IF I OWN MY FUND SHARES THROUGH AN INTERMEDIARY (SUCH AS CHARLES SCHWAB, FIDELITY, ANOTHER BROKER OR A PLAN SPONSOR)?
Investors who own Fund shares through an intermediary or retirement plan platform should contact those companies directly for information about their individual account.

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HOW TO VOTE YOUR SHARES

Voting your shares is easy and will only take a few minutes. You may use any of the following options, and remember that VOTING BY INTERNET OR PHONE WILL ENABLE THE FUND TO RECEIVE YOUR VOTE MORE QUICKLY. For Internet and touch-tone telephone voting, you will need to have the enclosed proxy voting card(s) in hand when voting.

- BY INTERNET: Log on to http://www.eproxyvote.com/ariel and follow the simple instructions.
- BY TOUCH-TONE PHONE: Call toll-free 1-877-779-8683 and follow the recorded instructions.
- BY MAIL: Mark your votes on the enclosed proxy card, sign your name exactly as it appears on your latest account statement. Be sure to date, and mail your vote using the postage-paid envelope provided.

REMEMBER: If you vote by Internet or telephone, you should not mail in your proxy card. If you received more than one card due to multiple accounts, please make sure you vote all the enclosed proxy card(s). If you have questions on any part of this document, please call Ariel Mutual Funds toll-free at 1-800-292-7435, Option 4. An Investment Specialist will be pleased to assist you with any questions or instructions on how to vote your shares. The information on these pages is only a summary. Before you vote, please read the following proxy statement. It's important to participate and vote as soon as you can.

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NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF THE ARIEL PREMIER GROWTH FUND:

Notice is hereby given that a special meeting of shareholders of both the Investor Class and the Institutional Class of the Ariel Premier Growth Fund (the "Fund") will be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, on January 14, 2005, beginning at 9:00 a.m. Central Time for the following purpose:

1. To approve the liquidation and dissolution of the Fund pursuant to a plan of liquidation and termination.

The close of business on November 15, 2004, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Trustees,

/s/ Merrillyn J. Kosier

Merrillyn J. Kosier
Vice President and Trustee
December 1, 2004

                                        7
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                                 PROXY STATEMENT

          PROXY STATEMENT FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
            ARIEL PREMIER GROWTH FUND TO BE HELD ON JANUARY 14, 2005

                             Ariel Investment Trust
                       200 East Randolph Drive, Suite 2900
                             Chicago, Illinois 60601

INTRODUCTION

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to Ariel Premier Growth Fund (the "Fund") Institutional and Investor class shareholders in connection with the solicitation of proxies. Ariel Premier Growth Fund is a large cap growth fund sub-advised by Lincoln Equity Management, LLC (the "Sub-Adviser") and an authorized series of the Ariel Investment Trust (the "Trust"). Proxies are being solicited by and on behalf of the Board of Trustees of the Trust (the "Board" or the "Trustees") for use at the Trust's meeting. The Special Meeting of Shareholders will be held at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601, on January 14, 2005, beginning at 9:00 a.m. Central Time. This proxy statement is first being mailed to shareholders on or about December 3, 2004.

WHO MAY VOTE

Ariel Premier Growth Fund shareholders of record as of the close of business on November 15, 2004 are entitled to notice of, and to vote at, the meeting.

Appendix A shows the eligible votes, the holdings of Trustees and officers and a list of shareholders owning more than 5% of any class of the Fund's shares. Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting. Shareholders may vote on such other business as may properly come before the meeting as required by law.

HOW TO VOTE

Shareholders may vote by Internet, phone or returning the enclosed proxy cards.

If you vote by mail, complete, date, sign and return the enclosed proxy card in the accompanying envelope. If you properly execute and return your proxy card prior to the meeting, your shares will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxies will be voted FOR the proposals described in this proxy statement.

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Merrillyn Kosier, Erik Ojala and Arthur Don, the persons named in the accompanying form of proxy, intend to be present at the meeting. No Trustees intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting. You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on the proposal, a quorum of 25% of the votes entitled to be cast on the proposal must be represented in person or by proxy. Any lesser number, however, shall be sufficient for adjournments.

The liquidation and termination of the Ariel Premier Growth Fund requires the favorable vote of a majority of the eligible votes of both classes of the Fund voting together as a single class, as defined by the Investment Company Act of 1940 (the "1940 Act"). A majority of eligible votes of both classes of the Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of both classes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of both classes of the Fund.

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies.

A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board does not presently know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker "non-votes" (proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes FOR Proposal 1. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 1.

SOLICITATION OF PROXIES

Ariel Capital Management, LLC (the "Adviser") has contractually agreed to limit the total annual operating expenses for the Investor Class shares of the Fund at 1.15%. The Adviser also has agreed to reimburse the Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 0.65% of the

                                        9
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average daily net assets of the Institutional Class shares. The Adviser has agreed that the expenses related to the holding of the special meeting of shareholders will not constitute "extraordinary expenses" for the purposes of calculating the expense caps. As the expenses of each class of shares of the Fund are currently in excess of the respective capped amounts, the Adviser will effectively assume the expenses of holding the special meeting of shareholders, including the preparation of this proxy statement and the solicitation of proxies. The Adviser also will reimburse certain unaffiliated parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares. The Sub-Adviser has agreed to reimburse the Adviser for costs assumed by the Adviser in connection with the holding of special meeting of shareholders and the solicitation of proxies. In addition to the solicitation of proxies by mail, officers of the Trust, the Adviser and the Sub-Adviser may also solicit proxies electronically, by telephone, by fax, in person or by other means.

Additional information about the Trust and the Fund and their operations may be found throughout the proxy statement.

PROPOSAL

TO APPROVE THE LIQUIDATION AND TERMINATION OF ARIEL PREMIER GROWTH FUND PURSUANT TO A PLAN OF LIQUIDATION AND TERMINATION.

THE FULL BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS OF ARIEL PREMIER GROWTH FUND APPROVE THE LIQUIDATION AND TERMINATION OF THE FUND.

Ariel Premier Growth Fund is presently organized as a series of the Trust. The Trust is an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Trustees, including a majority of the Trustees who are not "interested persons", as that term is defined in the 1940 Act (the "Independent Trustees"), approved a Plan of Liquidation and Termination ("Plan of Liquidation") under which the Fund would be liquidated, and its assets distributed on a pro-rata basis after payment of all of the Fund's expenses, to Fund shareholders as soon as practicable following shareholder approval of the proposed liquidation.

The Trustees believe that liquidating the Fund's assets and terminating its existence would be in the best interest of Fund shareholders. A copy of the Form of Plan of Liquidation is attached to this Proxy Statement as Appendix B.

The Fund's Sub-Adviser, Lincoln Equity Management, LLC, has advised the Fund's Adviser, Ariel Capital Management, LLC, that it intends to cease operations. Ariel Capital Management, LLC is focused on small and mid-cap value investing and does not have the in-house expertise to manage the large cap growth strategy of Ariel Premier Growth Fund. Additionally, the small size of the Fund (approximately $19.9 million in assets as of September 30, 2004) makes it difficult to attract a new sub-adviser or adviser to the Fund. In light of the aforementioned, the Adviser submitted to the Trustees a proposal to liquidate and terminate Ariel Premier Growth Fund.

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AT A MEETING HELD ON NOVEMBER 15, 2004, THE TRUSTEES CONSIDERED AND UNANIMOUSLY
APPROVED THE PLAN OF LIQUIDATION, SUBJECT TO SHAREHOLDER APPROVAL. UNDER THE TRUST'S DECLARATION OF TRUST, THE LIQUIDATION OF THE FUND MAY BE EFFECTED ONLY ON THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES (AS DEFINED IN THE 1940 ACT) ENTITLED TO BE CAST ON THE MATTER.

CONSIDERATION BY THE TRUSTEES

In evaluating the proposed liquidation and termination of the Fund, the Trustees considered a number of alternatives to liquidation. However, the Trustees concluded that the relatively small size of the Fund, the lack of prospects for increasing the size of the Fund given its past performance, and the withdrawal of the Sub-Adviser eliminated any viable alternatives.

The Trustees first considered the possibility of the Adviser assuming primary responsibility for selecting the investments of the Fund. However, the Adviser's past and future focus on small and mid-cap value investing meant it could not assume responsibility for large cap growth stock selection.

The Trustees then considered the prospects of finding a new sub-adviser for the Fund. This option proved impractical given the small size of the Fund.

The Trustees then considered the possibility of merging the Fund either with another Fund advised by Ariel Capital Management, LLC or with an unaffiliated fund. The Trustees determined that none of the other Ariel funds had comparable investment objectives to the Fund to warrant a merger. The Trustees further determined that the small size of the Fund would not be sufficient to attract a qualified unaffiliated fund to merge with Ariel Premier Growth Fund. In addition, the Trustees noted that the time and expense of obtaining shareholder consent to a merger, even if a merger partner could be located, might make a merger impractical given the limited time remaining before the Sub-Adviser ceases its business operations.

Lastly, the Trustees considered the possibility of liquidating Ariel Premier Growth Fund. The Adviser indicated to the Trustees that it believed the large cap stocks comprising the Fund's portfolio generally had a substantial trading volume to permit an orderly liquidation without driving down the value of the stocks in the portfolio. The Trustees also considered the relative time and expense of securing consent for and effecting the liquidation of the Fund. They concluded that the small size of Ariel Premier Growth Fund would facilitate a quick resolution of this process. The Trustees further considered the tax consequences of a liquidation on Fund shareholders. Knowing that a liquidation would be treated as a taxable event just like a redemption or exchange of Fund shares, the Trustees concluded that a liquidation was still in the best interest of Fund shareholders. A summary of the federal income tax consequences to the Fund resulting from its liquidation and termination, and to its shareholders for their receipt of liquidating distributions from the Fund may be found on page 13 of this proxy statement.

Based on the foregoing, and other factors deemed relevant, the full Board of Trustees (including all of the Independent Trustees) approved the liquidation and termination of the Fund, subject to shareholder approval.

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DESCRIPTION OF THE PLAN OF LIQUIDATION

The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan of Liquidation, which is attached hereto as Appendix B. Stockholders are urged to read the Plan of Liquidation in its entirety.

Under the Plan of Liquidation, each shareholder's interest in the Fund's assets will be fixed on the date on which the shareholders approve the Plan of Liquidation (currently set for January 14, 2005). On that date, the books of the Fund will be closed. Thereafter, all assets of the Fund not already held in cash or cash equivalents will be liquidated. In anticipation of the liquidation of the Fund, the Sub-Adviser will gradually be selling the Fund's securities positions commencing in the month of December and holding the proceeds in cash or cash equivalents. The Plan of Liquidation provides that as soon as reasonably practicable after that date, the distribution of the Fund's income and assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of the Fund's assets, less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within ninety days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of the Fund's assets not sold prior to the first liquidating distribution, and any other miscellaneous Fund income.

All Trustees and officers of the Fund, as well as all entities serving the Fund other than the Sub-Adviser, will continue in their present positions and capacities until such time as the Fund is liquidated and dissolved.

The Plan of Liquidation authorizes the Trustees to make variations from or amendments to the provisions thereof that they deem necessary or appropriate to carry out the purposes of the Plan of Liquidation. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to the Fund's liquidation and termination under either the Plan of Liquidation or relevant provisions of Massachusetts law.

SHAREHOLDERS MAY REDEEM SHARES OR EXCHANGE FOR SHARES OF ARIEL FUND, ARIEL APPRECIATION FUND OR ARIEL PREMIER BOND FUND. The Plan of Liquidation will not affect a shareholder's right to redeem or exchange the Fund's shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem or exchange (up to the close of business on January 13, 2005), in accordance with the procedures set forth in the Fund's prospectuses, without waiting for the Fund to take any action respecting its liquidation. Shareholders exchanging their shares for shares of Ariel Fund, Ariel Appreciation Fund or Ariel Premier Bond Fund should obtain and read the current prospectus for those funds, which contains information about the funds' investment objectives, strategies, charges and expenses, prior to electing this option. An exchange or redemption may also have tax consequences to a shareholder.

A prospectus of any of the Ariel Mutual Funds may be obtained by calling Ariel Mutual Funds at 1-800-292-7435 or by logging on to the Funds' web site, www.arielmutualfunds.com.

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LIQUIDATING CASH DISTRIBUTIONS

Shareholders who retain their shares on the date on which the shareholders approve the Plan of Liquidation (currently set for January 14, 2005) will be entitled to the liquidating cash distributions consisting of the Fund's remaining income and/or assets. The date or dates on which the Fund will pay the liquidating distributions and on which it will be liquidated have not been determined, but it is anticipated that the liquidating distributions will occur as soon as reasonably practicable after the date on which the shareholders approve the Plan of Liquidation. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

EXPENSES OF LIQUIDATION

Under the Plan of Liquidation, the Fund will be responsible for the expenses incurred in connection with carrying out the Plan of Liquidation. However, the Adviser will continue its existing policies of absorbing certain expenses of the Fund, and since the expenses of each class of shares of the Fund are currently in excess of the contractual cap on expenses for such class, the Adviser will effectively assume the expenses of the Fund with respect to the implementation of the Plan of Liquidation. The Sub-Adviser has agreed to reimburse the Adviser for printing and mailing expenses related to the liquidation of the Fund.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information regarding the federal income tax consequences to the Fund resulting from its liquidation and dissolution, and to its individual U.S. shareholders for their receipt of liquidating distributions from the Fund. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") with respect to these matters.

The information in this summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), temporary and proposed Treasury Regulations promulgated thereunder, the legislative history of the Code, current administrative interpretations and practices of the IRS (including in private letter rulings and other non-binding guidance issued by the IRS), as well as court decisions all as of the date hereof. No assurance can be given that future legislation, Treasury Regulations, administrative interpretations and court decisions will not significantly change current law or adversely affect existing interpretations of current law, or that any such change would not apply retroactively to transactions or events preceding the date of the change. Furthermore, neither the IRS nor any court is bound by any of the statements set forth herein and no assurance can be given that the IRS will not assert any position contrary to a statement set forth herein or that a court will not sustain such position.

This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning on an individual basis. Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from the Fund. The receipt of the liquidating distributions may result in tax consequences that are unanticipated by shareholders.

As discussed above, when its shareholders approve the Plan of Liquidation, the Fund will sell its assets and distribute the proceeds and any income to shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Code during the liquidation period and will make all required distributions so that it will not be taxed on any of the Fund's net gain, if any, realized from the sale of its assets.

For federal income tax purposes, liquidating distributions received in cash are a taxable event to shareholders and may result in a taxable gain or loss to shareholders. A shareholder who receives a liquidating distribution will be treated as having sold their shares of the Fund in exchange for the liquidating distributions. Such shareholder will recognize a gain or loss on that sale measured by the difference between the adjusted tax basis in his or her shares and the liquidating distributions received from the Fund. If the shares are held as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any gain will constitute a long-term capital gain taxable to individual shareholders at a maximum federal income tax rate of 15% (plus state and local taxes), and any loss will constitute a long-term capital loss. If the shareholder has held the shares for not more than one year, any gain or loss will be a short-term capital gain or loss. Shareholders should also be aware that liquidating distributions to individual shareholders and certain other non-corporate shareholders may be subject to a 28% backup withholding tax if such shareholder does not provide the Fund with a correct and valid U.S. taxpayer identification number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

INDIVIDUAL RETIREMENT ACCOUNTS AND OTHER RETIREMENT PLAN ACCOUNTS

Fund shares held on the liquidation date in Ariel Mutual Funds-sponsored Individual Retirement Accounts ("IRAs"), Roth IRAs; SEPs or SARSEPs;
Coverdell Education Savings Accounts; custodial accounts; or certain other retirement plan accounts will be exchanged for shares of SSgA Money Market Fund to avoid penalties that may be imposed on holders of IRAs or other tax-advantaged accounts under the Internal Revenue Code if Fund shares were redeemed in cash. Investors may obtain a copy of the prospectus for SSgA
Money Market Fund by calling 1-800-292-7435. All investors who have their Fund shares exchanged for shares of SSgA Money Market Fund on the liquidation date will automatically receive a copy of the prospectus for SSgA Money Market Fund.

SOME RETIREMENT PLANS THAT HOLD FUND SHARES MAY HAVE BEEN ESTABLISHED WITH CUSTODIANS WHO MAY NOT REINVEST THE LIQUIDATION DISTRIBUTION PROCEEDS, BUT INSTEAD MUST IMMEDIATELY DISTRIBUTE THOSE PROCEEDS TO THE IRA PLAN PARTICIPANT/ACCOUNT OWNER. THOSE DISTRIBUTIONS COULD HAVE ADVERSE TAX CONSEQUENCES FOR THE PLANS' BENEFICIARIES, WHO ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THOSE DISTRIBUTIONS.

IMPORTANT SERVICE PROVIDERS

ARIEL MUTUAL FUNDS (ARIEL INVESTMENT TRUST).
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The Ariel Mutual Funds include four funds which are offered to the public: Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund, and Ariel Premier
Bond Fund.

SUB-ADVISER TO THE ARIEL PREMIER GROWTH FUND. Lincoln Equity Management, LLC 200 South Wacker Drive, Suite 2600, Chicago, Illinois 60606.

ADVISER. Ariel Capital Management, LLC
200 East Randolph Drive, Suite 2600, Chicago, Illinois 60601.

PRINCIPAL UNDERWRITER. Ariel Distributors, Inc.
200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

INDEPENDENT ACCOUNTANTS. KPMG LLP

COUNSEL TO THE TRUST. Seyfarth Shaw LLP

COUNSEL TO THE INDEPENDENT TRUSTEES. Bell, Boyd & Lloyd LLC

TRANSFER AGENT. Boston Financial Data Services

CUSTODIAN. State Street Bank and Trust Company

SHAREHOLDER REPORTS

The Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, to any shareholder upon request. Shareholders desiring a copy of such reports should direct all written requests to the Ariel Mutual Funds, P.O. Box 219121, Kansas City, Missouri 64121-9121, or should call Ariel Mutual Funds at 1-800-292-7435 or visit the Ariel Mutual Funds' web site at www.arielmutualfunds.com.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholders' meetings, and it does not intend to do so. The Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, special shareholder meetings may be called by the secretary upon the written request of shareholders having at least 10% of all the votes entitled to be cast at such meeting.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to Ariel Mutual Funds at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Send requests to Ariel Mutual Funds, P.O. Box 219121, Kansas City, Missouri 64121-9121.

LIST OF APPENDICES

APPENDIX A: Eligible Votes, Trustees, Officers and Affiliates and Large Shareholders

APPENDIX B: Plan of Liquidation and Termination

APPENDIX A

ELIGIBLE VOTES

As of the record date, there were a total of 1,777,574.2070 eligible votes for the Ariel Premier Growth Fund - Investor Class; and 500,107.7730 eligible votes for the Ariel Premier Growth Fund - Institutional Class for a total of 2,277,681.98 eligible votes for both classes of the Ariel Premier Growth Fund.

TRUSTEES, OFFICERS AND AFFILIATES

Approximately 45% of the total vote as of the record date is held by Trustees, officers and affiliates of the Trust, the Adviser or Sub-Adviser, and the Fund expects these shares to vote in favor of the proposal.

LARGE SHAREHOLDERS

The following table sets forth the name and holdings of any persons known by the Trust to be a record owner of more than 5% of any class of the outstanding shares of the Fund as of November 15, 2004. Other than as indicated below, the Fund is not aware of any shareholder that beneficially owns in excess of 25% of any series of the Fund's total outstanding shares.

ARIEL PREMIER GROWTH FUND, INVESTOR CLASS

                                           NUMBER OF               % OF OUTSTANDING
NAME AND ADDRESS                           SHARES OWNED            SHARES
Amvescap Natl Tr Co As Agent For BA        261,517.698             14%
FBO Lincoln Equity Management Co
Profit Sharing Plan
PO Box 105779
Atlanta GA  30348-5779

Ariel Capital Mgmt Inc Employees           153,814.428             8%
Profit Sharing Plan & Trust
200 E Randolph St, Suite 2900
Chicago IL  60601-6436

Charles Schwab & Co Inc                    119,981.843             6%
Reinvest Acct
Attn Mutual Fund Dept
101 Montgomery St
San Francisco CA  94104-4122

ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS

                                           NUMBER OF               % OF OUTSTANDING
NAME AND ADDRESS                           SHARES OWNED            SHARES
David M Fowler                             500,000.000             99%
1427 Blackheath Lane
Riverwoods, IL  60015-1707

APPENDIX B

ARIEL PREMIER GROWTH FUND PLAN OF LIQUIDATION AND TERMINATION

     This Plan of Liquidation and Termination (the "Plan") of the Ariel Premier Growth Fund (the "Fund"), a Fund of the Ariel Investment Trust, organized and existing under the laws of Massachusetts (the "Trust"), which operates as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the liquidation and termination of the Fund in conformity with the provisions of the Trust's Declaration of Trust, Bylaws, and Massachusetts law.

     WHEREAS, the Trust's Board of Trustees (the "Board") has deemed that it is advisable and in the best interests of the Fund and its shareholders to liquidate and terminate the Fund; the Board has carefully considered the matter and recommends the liquidation and termination of the Fund pursuant to this Plan;

     NOW, THEREFORE, the liquidation and termination of the Fund shall be carried out in the manner hereinafter set forth:

     1. EFFECTIVE DATE OF PLAN. This Plan shall be effective only upon the adoption and approval of the Plan upon its formal adoption by the Shareholders of the Fund. The date of such adoption and approval of the Plan by the Shareholders is hereinafter called the "Effective Date."

     2. CESSATION OF BUSINESS. After the Effective Date, the Trust shall not engage in any business activities on behalf of the Fund except for the purpose of wrapping up the Fund's business and affairs, preserving the value of its assets and distributing its assets to shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund. Effective November 15, 2004, the Trust ceased to issue any new shares of the Fund. Notwithstanding the provisions of this Plan, the Trust shall, prior to making the final liquidating distribution to Fund shareholders, continue to honor requests for the redemption of Fund shares received up to and including 4:00 P.M. EST on the day before the Liquidation Record Date (as defined in Section 5 below.)

     3. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date and consistent with the terms of the Plan, the Trust shall cause the liquidation of the Fund's assets to cash form.

     4. PAYMENTS OF DEBTS. As soon as practicable after the Effective Date, the Trust shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 5 below.

     5. LIQUIDATING DISTRIBUTION. As soon as practicable after the Effective Date, and in any event within sixty days thereafter, the Fund will mail the following to each Fund shareholder of record on the Liquidation Record Date that has not redeemed its shares a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Fund (after the payment and creation of the reserves contemplated by Section 4 above). On or before such mailing date, the Company will compile a list of remaining shareholders of record entitled to receive a liquidation distribution. The day on which such list is determined shall be the "Liquidation Record Date."

     6. TERMINATION AND DISSOLUTION. As promptly as practicable after the completion of the liquidating distribution described in the preceding paragraph, the Fund shall be terminated pursuant to the terms of this Plan and applicable provisions of Massachusetts law.

     7. EXPENSES OF LIQUIDATION AND TERMINATION. All expenses incurred by the Fund in relation to the carrying out of this Plan, shall be borne by the Fund, subject to the commitment of Ariel Capital Management, LLC (the "Adviser"), the investment adviser and manager for the Fund to limit operating expenses of the Investor Class shares of the Fund to 1.15% of net assets. The Adviser has also agreed to reimburse the Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 0.65% of the average daily net assets of the Institutional Class shares. The Adviser has agreed that the expenses related to the carrying out of the Plan will not constitute "extraordinary expenses" for the purposes of calculating the expense caps. As the expenses of each class of shares of the Fund are currently in excess of the respective capped amounts, the Adviser will effectively assume the expenses of holding the special meeting of shareholders, including the preparation of this proxy statement, the solicitation of proxies and the costs of retaining a proxy solicitation firm. Lincoln Equity Management, LLC, the sub-adviser of the Fund has agreed to reimburse the Adviser for certain extraordinary printing expenses related to the cost of liquidating the Fund.

     8. POWER OF THE BOARD. The Board and, subject to the general direction of the Board, the officers of the Trust, shall have authority to do or to authorize any or all acts and things as provided for in this Plan and any and all such further acts and things as it may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all articles, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and applicable Massachusetts law.

     9. AMENDMENTS TO THE PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the complete liquidation and termination of the Fund, the dissolution of the Fund, and the distribution of the Fund's assets to the Fund's shareholders in accordance with the purposes intended to be accomplished by this Plan.

     10. GOVERNING LAW. The validity, interpretation, and performance of this Plan shall be controlled by and construed under the laws of Massachusetts.

                            ARIEL PREMIER GROWTH FUND

This proxy is solicited on behalf of the Board of Trustees of the Ariel Investment Trust. The undersigned, revoking previous proxies for such shares, hereby appoints Merrillyn J. Kosier, Erik Ojala and Arthur Don, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the Ariel Premier Growth Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 on January 14, 2005 commencing at 9 a.m. Central Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Special Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

The full text of the proposal can be found within the enclosed proxy statement.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name(s) appear hereon. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

--------------------                         -------------------

--------------------                         -------------------

--------------------                         -------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                       FOR    AGAINST    ABSTAIN
ARIEL PREMIER GROWTH FUND

       1. To approve the liquidation and dissolution   / /    / /        / /
          of the Ariel Premier Growth Fund pursuant
          to a plan of liquidation and termination.

CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign    Date          Mark box at right if an address  / /
and date this Proxy.                    change or comment has been noted
                          --------      on the reverse side of this card.


-------------------------         --------------------------------
Shareholder sign here             Co-owner sign here


DETACH CARD                                     DETACH CARD


                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


       VOTE-BY-INTERNET                   VOTE-BY-TELEPHONE
         [GRAPHIC OF COMPUTER]            [GRAPHIC OF TELEPHONE]

   LOG ON TO THE INTERNET AND GO TO          CALL TOLL-FREE
   http://www.eproxyvote.com/ariel    OR     1-877-PRX-VOTE (1-877-779-8683)

YOU SHOULD HAVE YOUR PROXY CARD IN HAND WHEN VOTING, EITHER BY INTERNET OR TELEPHONE.

IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.